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                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION
                             www.flsb.uscourts.gov

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In re                              Chapter 11
                                   Case Nos. 05-42040-BKC-AJC through
EPIXTAR CORP., et al.,             05-42049-BKC-AJC

                    Debtors.       (Jointly Administered)
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                   STIPULATION AND ORDER SETTLING CONTROVERSY
                        PURSUANT TO BANKRUPTCY RULE 9019
                        --------------------------------

WHEREAS:

         A. On October 6, 2005 (the "Petition Date"), Epixtar Corp. ("Epixtar") and nine subsidiaries (collectively, the "Debtors") commenced voluntary Chapter 11 cases in this Court.

                  B. Epixtar's subsidiaries include: NOL Group, Inc.; Ameripages, Inc.; B2B Advantage, Inc.; Liberty Online Services, Inc.; and National Online Services, Inc. (collectively referred to herein as the "ISP Subsidiaries" and their collective businesses as the "ISP Business"). The remaining subsidiaries of Epixtar, including Voxx Corp. ("Voxx"); Epixtar International Contact Center Group, Inc.; Epixtar Philippines IT-Enabled Services Corp. ("Epixtar Philippines"); Epixtar Marketing Corp.; and Epixtar Communications Corp. operate call center businesses (such remaining subsidiaries are referred to herein as the "Call Center Subsidiaries" and their collective business as the "Call Center Business"). Epixtar-Philippines is in reorganization proceedings in the Philippines.

         C. Pursuant to a pre-petition financing arrangement, as of the Petition Date, the Debtors were jointly and severally obligated to Laurus Master Fund, Ltd. ("Laurus") for a


                                                                    EXHIBIT A
                                                                           ----


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sum in excess of $15.4 million (collectively, the "Laurus Obligations") and to
Sands Brothers Venture Capital LLC, Sands Brothers Venture Capital II, LLC, Sands Brothers Venture Capital III, LLC, Sands Brothers Venture Capital IV, LLC and Laidlaw & Company (UK) (collectively "Sands") for the sum of $1.5 million (collectively, the "Sands Obligations", and together with the Laurus Obligations, the "Obligations" ). As collateral security for the Obligations Laurus and Sands were granted security interests in and liens upon substantially all assets of the Debtors. In addition, pursuant to the pre-petition financing arrangement, Laurus and Sands had the right to convert certain of the Laurus Obligations into equity interests in Epixtar and/or Voxx under certain circumstances. Although the pre-petition loan documentation is too voluminous to attach in its entirety, certain representative documentation is annexed as Exhibit "A".

         D. Since the Petition Date, pursuant to Orders of this Court, Laurus (as collateral agent for itself and Sands) and the Debtors have entered into consensual cash collateral arrangements permitting (i) the Call Center Subsidiaries to use cash collateral arising from the Call Center Business and
(ii) the ISP Subsidiaries to use cash collateral arising from the ISP Business. The cash collateral arrangements prohibit the ISP Business from utilizing cash collateral of the Call Center Business (and visa versa). Copies of the Cash Collateral Orders entered by this Court which embody the cash collateral arrangements are annexed as Exhibit "B".

         E. The Debtors have determined that the Call Center Business cannot survive on the cash collateral generated by the Call Center Subsidiaries. Further, the Debtors have been unable to obtain Debtor-in-Possession Financing ("Dip Financing") for the Call Center Business from any entity other than Laurus.

         F. Notwithstanding the foregoing, however, the Debtors' management believes that by reducing expenses and taking other necessary actions, with sufficient financing


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the Call Center Business can become profitable and generate cash to satisfy creditor claims. Management is also hopeful that an initial public offering of Voxx (the "parent" company of the Call Center Subsidiaries) effectuated pursuant to or in furtherance of a plan of reorganization may, among other things, (i) generate sufficient cash to permit the Call Center Business to prosper, (ii) increase the value of Epixtar's equity interest in Voxx and (iii) enable Epixtar and the Call Center Business to repay in whole or in part their respective pre-petition creditors.

         G. Given its present exposure and the paucity of new collateral, Laurus was originally reluctant to extend new credit to Epixtar and the Call Center Subsidiaries. However, after weeks of difficult, protracted negotiations Laurus, Sands and the Debtors have agreed to the arrangement set forth below.

         NOW, THEREFORE, IT IS STIPULATED AND AGREED BY AND BETWEEN THE UNDERSIGNED AS FOLLOWS:

l. Laurus, Epixtar and the Call Center Subsidiaries will enter into a Dip Financing arrangement pursuant to which Laurus will extend a total of $2.5 million in additional new credit to Epixtar and the Call Center Subsidiaries (collectively, the "Dip Borrowers"). Upon approval by this Court of the interim Financing Order annexed as Exhibit "C" (the "Interim Order"), $750,000 of such $2.5 million shall be immediately advanced by Laurus in accordance with the initial ninety day budget previously provided by the Dip Borrowers (together, with subsequent budgets to be provided for the balance of the term of the Dip Financing at ninety day intervals no later than thirty days' prior to the expiration of the existing budget, the "Budget") and annexed as an Exhibit to such Interim Order. Thereafter, conditioned upon (i) the approval of this Stipulation by this Court and the contemporaneous approval of a final Financing Order on substantially the same terms as Exhibit "C", which orders shall be final and non-appealable (the "Final Orders Date"), (ii) approval by Laurus of the initial ninety day Budget (which approval


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Laurus has given) and (iii) final loan documentation acceptable to Laurus (to be agreed to by the parties prior to the hearing on such final Financing Order), Laurus shall advance the remaining $1,750,000 in accordance with the Budget. Among other provisions, the Dip Financing shall be for a term ending on the earlier of (a) nine months from the date the final Financing Order is approved by this Court and (b) the closing of an initial public offering of common stock of Voxx (and to the extent neither event has occurred prior to the effective date of a Voxx plan of reorganization, such financing shall "roll over" to the post-confirmation period on the same terms), interest shall be payable monthly, in cash, at a rate of 15% per annum, the Dip Borrowers must be collectively cash flow positive commencing ninety days from the approval of the final Financing Order, and the Debtors may not miss their cash flow projections (i.e. receipts less disbursements) as set forth in the Budget by more than a 10% negative variance (measured monthly for the first month and thereafter cumulatively); provided, however, that the Carveout (as defined below) shall not be included in calculating the 10% negative variance. The Dip Financing shall be secured by a first lien on all now existing or hereafter arising property of the Dip
Borrowers subject only to (x) existing liens of record (except liens securing the pre-petition Obligations to Laurus and Sands, which shall be consensually junior to the Dip Financing), (y) liens approved by Laurus relating to purchase money security interests and capital leases with such approval not to be reasonably withheld and (z) a Carveout acceptable to Laurus as provided in the Financing Order. In addition, as further protection for the Dip Financing, Laurus shall be granted a superpriority administrative claim. The Dip Financing is in addition to any continued consensual use of cash collateral by the Debtors, which consensual use shall continue pursuant to Orders similar to those attached as Exhibit "B" or as incorporated into the interim or final Financing Order, as the case may be.





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         2. The Debtors will prepare and file as soon as practicable, but in no event later than January 15, 2006, a plan or plans of reorganization (each, a "Plan") for Epixtar and each of the Call Center Subsidiaries (including Voxx), which Plan may be a joint Plan, provided that any such Plan(s) shall be reasonably acceptable to Laurus and consistent in all respects with the terms and intent of this Stipulation. Upon the effective date of such Plans, Laurus shall receive, among other things, 9.9% of the fully diluted common stock of reorganized Epixtar (which equity interest may convert at Laurus' option upon the earlier of the completion of a Voxx registered public offering or six months after the effective date of a Voxx Plan, or joint Plan including Voxx, determined as of the time of exercise, into an additional 5% of the fully diluted common stock of reorganized Voxx through and including such offering) and 9.9% of the fully diluted common stock of reorganized Voxx, and in each case with anti-dilution protection reasonably acceptable to Laurus to insure that Laurus' beneficial interest in the common stock of Epixtar and Voxx is not reduced by any equity issuance by Epixtar and Voxx up to but not including a registered public offering of at least $5 million of equity securities at an offering price which provides a pre-money valuation of the outstanding common stock of such reorganized company of at least $5 million ("Qualified Offering"). All of the shares above shall have full piggyback registration rights.

         3. If requested by Laurus, the Debtors shall file a Plan (including a joint Plan) for each of the ISP Subsidiaries in form and substance acceptable to Laurus. Laurus's treatment under any ISP Plan shall be determined by Laurus at a later date consistent with this Stipulation.

         4. The Voxx Plan must be drafted so as to permit the earliest possible initial public offering of Voxx common stock (market conditions permitting). On the Final Orders




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Date, (i) the Laurus pre-petition secured claims against each of the Dip
Borrowers and Epixtar-Philippines (but not as against the ISP Subsidiaries, where the pre-petition Laurus claims shall be allowed in their full amount) shall be reduced and fixed as a secured claim in the sum of $3.5 million and (b) the Sands claims shall be allowed as a secured claim in the sum of $1.5 million, and in any subsequent Plans such claims shall be allowed as secured claims in such amounts and evidenced by a new, interest-bearing notes and collateral documentation (including lockbox arrangements) substantially similar to the pre-petition documentation (the "New Notes"). Under the Plans, the Dip Borrowers and Epixtar-Philippines shall be jointly and severally liable for repayment of the New Notes, with interest on each to be payable monthly in cash at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time. Absent an event of default under the New Notes, such New Notes shall be due and payable on the first business day that is three years after the effective date of the Voxx Plan (whether or not a joint Plan), and shall be then payable, at the option of the Dip Borrowers as to the Laurus New Note and at the option of Sands as to the Sands New Note, in cash, or, in the event of an intervening Qualified Offering of the common stock of Voxx which results in a pre-money market valuation of Voxx of $5 million or greater, by tendering to Laurus and Sands, a number of shares of restricted common stock of Voxx with piggyback registration rights equal to the outstanding balance due under the New Notes divided by the public offering price in the Qualified Offering, provided such shares at the time of tender have an aggregate market value equal to the amount tendered under the New Notes, provided, however that neither Laurus nor Sands shall be permitted to short sell shares of Voxx.

         5. Upon the Final Orders Date, the automatic stay shall be deemed lifted with respect to the ISP Subsidiaries in order that Laurus may apply any available cash (the




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precise amount to be determined solely by Laurus) in the ISP Subsidiaries to its pre-petition Obligations and Laurus shall be deemed the beneficial owner of all of the assets, but none of the liabilities, of the ISP Subsidiaries. The Debtors shall take any steps requested by Laurus with respect to the ISP Subsidiaries, including but not limited to the following: (a) installation of interim or permanent management; (b) promulgation of a separate plan of reorganization for the ISP Subsidiaries; (c) moving the ISP Business to a location separate from the Debtors; and (d) any other action reasonably requested by Laurus, provided, however, that any expenses incurred in such regard shall be for the account of Laurus and further provided, that the Debtors shall have no liability for any actions taken at the request of Laurus. Laurus will inform the Debtors within a reasonable period of time after the Final Orders Date and prior to January 15, 2006 as to its intentions regarding the ISP Debtors.

         6. On the Final Orders Date, Laurus's right to receive any recovery from any monies paid to, obtained from, or escrowed on behalf of Recovery Services Inc. ("RSI") which purportedly acted as a pre-petition financial advisor to the Debtors shall be assigned, if necessary to the Debtors, provided, however, that in such event the Debtors shall apply the recoveries from RSI or the escrow to the repayment of the Dip Financing up to the amount in such escrow.

         7. Except as otherwise set forth in the interim Financing Order, on the Final Orders Date, Laurus and Sands and the Debtors (and their estates, successors and assigns) shall be deemed to have generally released each other, as well as their respective agents and employees (except RSI), from any and all claims arising out of or relating to any acts or omissions prior to the Petition Date; provided, however, that the Debtors and Laurus and Sands shall be deemed to have generally released each other upon entry of an interim order approving the DIP financing; provided further, however, that except that as otherwise set forth in this




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Stipulation the Debtors' pre-petition Obligations to Laurus or Sands, the security interests and liens securing such Obligations and the continuing obligations and liabilities which form the subject matter of this Stipulation shall be unaffected by this release, nor shall any obligations under the interim or final Financing Orders.

         8. On the Final Orders Date (unless an earlier date is agreed to by Laurus and the Debtors), in order to permit Laurus to complete its due diligence, enhance the Debtors' prospects for a speedy and successful reorganization and permit coordination by Laurus and the Debtors in such efforts while at the same time maintaining the attorney-client privilege, the Court shall be deemed to have approved a joint defense arrangement between the Debtors and Laurus to permit Laurus to consult with (and, if need be, retain) the Debtors' special FTC counsel (with respect to the ISP Subsidiaries) and Philippine insolvency counsel (with respect to Epixtar-Philippines).

         9. On the Final Orders Date (a) any and all warrants, options, proxies or any other claims or right to equity in any of the Debtors in favor of Laurus or Sands or their affiliates not otherwise contemplated hereunder shall be deemed cancelled, void and otherwise extinguished and (b) all preferred stock issued to or for the benefit of Laurus, Sands or their affiliates shall be deemed cancelled, void and otherwise extinguished. Notwithstanding the preceding sentence, upon entry of the interim Financing Order, the director resignations and proxies delivered or issued to or for the benefit of Laurus, Sands or their affiliates shall be immediately returned to the Debtors and otherwise deemed void and unenforceable.

         10. Notwithstanding anything herein to the contrary, in the event the Final Orders Date does not occur, this Stipulation shall not be binding upon the Committee or other parties in interest, except as otherwise provided with respect to the general releases between the



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Debtors, Sands and Laurus upon entry of the interim Financing Order as described in this Stipulation and the interim Financing Order.

         11. This Stipulation is subject to the approval of the United States Bankruptcy Court for the Southern District of Florida.

         12. This Stipulation embodies the entire agreement of the parties and supercedes any prior oral or written agreement.

Dated: Miami, Florida
December 1, 2005


KLUGER, PERETZ, KAPLAN & BERLIN P.L.     HAHN & HESSEN LLP
Counsel for Debtor-in-Possession
Epixtar Corp.


/s/ Michael D. Seese                     /s/ Jeffrey Schwartz
--------------------------------------   ---------------------------------
By: Michael D. Seese                     By: Jeffrey Schwartz
Miami Center, 17th Floor                 488 Madison Avenue
201 S. Biscayne Boulevard                New York, New York 10022
Miami, Florida 33131                     Telephone: (212) 478-7200
Telephone:(305) 379-9000                 Facsimile: (212) 478-7400
Facsimile: (305) 351-3801

                                         - and -

SANDS BROTHERS VENTURE CAPITAL LLC       BERGER SINGERMAN P.A.
SANDS BROTHERS VENTURE CAPITAL II, LLC   200 S. Biscayne Boulevard, #100
SANDS BROTHERS VENTURE CAPITAL III, LLC  Miami, Florida 33131
SANDS BROTHERS VENTURE CAPITAL IV, LLC   Telephone: (305) 755-9500
LAIDLAW & COMPANY (UK)                   Facsimile: (305) 714-4340



/s/ for Steven Sands, Member-Manager     Co-Counsel for Laurus Master Fund, Ltd.
--------------------------------------
By: Steven Sands

90 Park Avenue, 39th Floor
New York, New York 10016
Telephone: (212) 697-5200
Facsimile: (212) 297-0670



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